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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                November 14, 1997
                Date of Report (Date of earliest event reported)



                                   ONEOK Inc.
             (Exact name of registrant as specified in its charter)



         Delaware                     1-2572                  73-0383100
(State or other jurisdiction        (Commission              (IRS Employer
       of incorporation)            File Number)           Identification No.)


                        100 West Fifth Street; Tulsa, OK
                    (Address of principal executive offices)


                                      74103
                                   (Zip code)


                                 (918) 588-7000
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)





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Items 1 - 4.      Not Applicable.

Item 5.           Other Events.

                  ONEOK Inc. (The Company) announced shareholder approval of the Company's proposed strategic alliance with Western Resources, Inc. The results of the vote were announced at a special meeting of stockholders at ONEOK's corporate headquarters in Tulsa on September 25, 1997.

                  On September 25, 1997 the Company issued a press release, a copy of which is attached hereto as exhibit 2.a and incorporated herein by reference.

Items 6.          Not Applicable

Item 7.           Financial Statements, Pro Forma Financial Information and
Exhibits.

Exhibit
No.               Description

2.a               Press release issued by ONEOK Inc. dated September 25, 1997.

Item 8.           Not Applicable






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 14th of November, 1997.


                                        ONEOK Inc.

                                   By:  Jerry D. Neal
                                        -------------------------------
                                        Vice President, Chief Financial
                                        Officer, and Treasurer









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                                 EXHIBIT INDEX


Exhibit
No.               Description
-------           -----------
2.a               Press release issued by ONEOK Inc. dated September 25, 1997.